SMITH BARNEY INCOME FUNDS
on behalf of the
Smith Barney Premium Total Return Fund (the "fund")

Supplement dated September 1, 1999
to Prospectus dated April 30, 1999

The following revises and supersedes, as applicable, the information set forth in the Prospectus under "Distributions, dividends and taxes - Dividends."

The fund generally pays dividends, if any, monthly, and makes capital gain distributions, if any, twice a year, typically in June and December.


FD 01698

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